UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2023

a.k.a. Brands Holding Corp.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40828	87-0970919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Montgomery Street, Suite 1600
San Francisco, California 94104
(Address of Principal Executive Offices, including Zip Code)
415-295-6085
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	AKA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02    Results of Operations and Financial Condition.
On April 18, 2023, a.k.a. Brands Holding Corp. (the “Company”) issued a press release announcing certain preliminary financial results for the quarter ended March 31, 2023 and its receipt of a non-compliance notice from the New York Stock Exchange (the “NYSE”) as further disclosed under Item 3.01 hereof. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On April 12, 2023, the Company was notified by the NYSE that the average closing price of the Company’s common stock, par value $0.001 per share, over the prior consecutive 30 trading-day period was below $1.00, which is the minimum average closing price required to maintain listing on the NYSE under Section 802.01C of the NYSE Listed Company Manual.
Pursuant to Section 802.01C, the Company has a period of six months following receipt of the NYSE notice to regain compliance with the minimum share price requirement. In order to regain compliance, on the last trading day of any calendar month during the cure period, the common stock must have (i) a closing price of at least $1.00 and (ii) an average closing price of at least $1.00 over the 30 trading-day period ending on the last trading day of such month. As required by the NYSE, the Company intends to respond timely to the NYSE with respect to its intent to cure the deficiency to regain compliance with the minimum share price requirement, which may include, if necessary, effecting a reverse stock split, subject to approval by the Board of Directors and stockholders of the Company.
The notice has no immediate impact on the listing of the common stock, which will continue to be listed and traded on the NYSE during the six-month cure period, subject to the Company’s compliance with the other continued listing requirements of the NYSE. The common stock will continue to trade on the NYSE under the symbol “AKA” but will have an added designation of “.BC” to indicate the Company is not in compliance with the NYSE’s continued listing standards. Failure to satisfy the conditions of the cure period or to maintain other listing requirements could lead to a delisting.
The notice does not affect ongoing business operations of the Company or its reporting requirements with the Securities and Exchange Commission nor does it trigger any violation of its debt obligations.
Item 7.01    Regulation FD Disclosure.
The information included in the press release referred to in Item 2.02 hereof is incorporated herein by reference.
The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include statements related to the Company’s results for the first quarter and long-term expectations and the Company’s plans with respect to the NYSE notice of non-compliance, including a potential reverse stock split. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the risk that the Company’s preliminary results differ from the actual results that will be reflected in the consolidated financial statements for the quarter when they are completed and publicly disclosed; economic downturns and unstable market conditions; the Company’s ability to regain compliance with the minimum share price requirement within the applicable cure period; the Company’s ability in the future to comply with the NYSE listing standards and maintain the listing of its common stock on the NYSE; risks related to doing business in China; the Company’s ability to anticipate rapidly-changing consumer preferences in the apparel, footwear and accessories industries; the Company’s ability to acquire new customers, retain existing customers or maintain average order value levels; the effectiveness of the Company’s marketing and the Company’s level of customer traffic; merchandise return rates; the Company’s ability to manage its inventory effectively; the Company’s success in identifying brands to acquire, integrate and manage on its platform; the Company’s ability to expand into new markets; the global nature of the Company’s business; interruptions in or increased costs of shipping and distribution, which could affect the Company’s ability to deliver its products to the market; the Company’s use of social media platforms and influencer sponsorship initiatives, which could adversely affect the Company’s reputation or subject the Company to fines or other penalties; fluctuating operating results; the inherent challenges in measuring certain of the Company’s key operating metrics, and the risk that real or perceived inaccuracies in such metrics may harm the Company’s reputation and negatively affect its business; the potential for tax liabilities that may increase the costs to the Company’s consumers; the Company’s ability to attract and retain highly qualified personnel, including key members of its leadership team; fluctuations in wage rates and the price, availability and quality of raw materials and finished goods, which could increase costs; foreign currency fluctuations; and other risks and uncertainties set forth in the sections entitled “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2023. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated April 18, 2023
104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

a.k.a. Brands Holding Corp.

Date: April 18, 2023	By:	/s/ Ciaran Long
	Name:	Ciaran Long
	Title:	Interim Chief Executive Officer and Chief Financial Officer